Inventories, Net	6 Months Ended
Jun. 30, 2024
Inventories, Net [Abstract]
INVENTORIES, NET

4. INVENTORIES, NET

Inventories, net consisted of the following:

	June 30, 2024	December 31, 2023
	(unaudited)
Raw materials	$10,501,330	$24,695,737
Finished goods	20,620,684	15,296,147
Goods in transit	—	8,108
	31,122,014	39,999,992
Less: inventory write-down	(3,931,217)	—
Total inventories, net	$27,190,797	$39,999,992

For the six months ended June 30, 2024, the Company provided inventory write-down of $4,008,858 against finished goods, because the carrying amount of certain finished goods were below sales price. For the six months ended June 30, 2023, the Company did not provide inventory write-down because the Company did not commence operations until second half of 2023.